                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-00949) of Terex Corporation of our report dated
June 28, 2001 relating to the financial statements of the Terex Corporation and
Affiliates 401(k) Retirement Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP
Stamford, CT
June 29, 2001